Vanguard New Jersey Municipal Money Market Fund
Supplement Dated November 4, 2020, to the Prospectus Dated March 27, 2020
Prospectus Text Changes
The following is added under the heading “The Funds and Vanguard” in the More on the Funds section:
Vanguard and the Funds’ board of trustees have voluntarily agreed to temporarily limit certain net operating expenses in excess of Vanguard New Jersey Municipal Money Market Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Funds’ board of trustees may terminate the temporary expense limitation at any time.
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Vanguard Marketing Corporation, Distributor.PS 014B 112020